Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Thunder Mountain Gold Inc, (the "Company") on Form 10-Q for the period ending September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric T. Jones, President, Director and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ Eric T. Jones
Eric T. Jones
President, Director and Chief Executive Officer
Date: November 14, 2022

A signed original of this written statement has been provided to and will be retained by Thunder Mountain Gold, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.